UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2006 (August 9, 2006 )
Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

9 West 57th Street
New York, NY		10019
(Address of principal		(Zip Code)
executive office)
Registrant’s telephone number, including area code (212) 413-1800
None
(Former name or former address if changed since last
report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Item 2.02 Results of Operations and Financial Condition.
          On August 9, 2006, we reported our second quarter 2006 results. Our second quarter 2006 results are discussed in detail in the press release attached hereto as Exhibit 99.1 and is incorporated herein by reference.
          The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Cendant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Press Release: Cendant Reports Results for Second Quarter 2006.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ John T. McClain
John T. McClain
Senior Vice President and Chief Accounting Officer

Date: August 9, 2006

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated August 9, 2006
EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release: Cendant Reports Results for Second Quarter 2006.

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